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                                                                   EXHIBIT 10.13

                       KEYSTONE AUTOMOTIVE HOLDINGS, INC.
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                        2003 EXECUTIVE STOCK OPTION PLAN
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     1.   Purpose of Plan. This 2003 Executive Stock Option Plan (this "Plan")
of Keystone Automotive Holdings, Inc., a Delaware corporation (the "Company"), is designed to provide incentives to such present and future officers, directors and employees of the Company or its Subsidiaries as may be selected in the sole discretion of the Board, and to such consultants or advisors to the Company as the chief executive officer of the Company shall recommend and the Board shall approve as performing services for the Company or its Subsidiaries which in the sole discretion of the Board merit participation in this Plan (collectively, the "Participants" and each, a "Participant"), through the grant of Options by the Company to Participants.

     2. Administration of this Plan. The Board shall have the power and authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Board governing any such Options, (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) adopt, amend, and rescind administrative guidelines and other rules and regulations relating to this Plan, (v) correct any defect or omission or reconcile any inconsistency in this Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan, subject to such limitations as may be imposed by the Code or other applicable law. Each action of the Board shall be binding on all persons. The Board may, to the extent permissible by law, delegate any of its authority hereunder to such persons or committees or subcommittees of the Board as it deems appropriate.

     3. Definitions. Certain terms used in this Plan have the meanings set forth below:

     "Board" means the Company's board of directors.

     "Class A Common" means the Company's Class A Common Stock, par value $0.01 per share, or, in the event that the outstanding shares of Class A Common are hereafter recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

     "Class L Common" means the Company's Class L Common Stock, par value $0.01 per share, or, in the event that the outstanding shares of Class L Common are hereafter recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

     "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

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     "Common Stock" means the Class A Common and the Class L Common.

     "Fair Market Value" of a share of Common Stock means the fair market value of a share of Common Stock without discounts as determined in good faith by the Board.

     "1933 Act" means the Securities Act of 1933, as amended from time to time.

     "Option" means any option enabling the holder thereof to purchase Common Stock from the Company granted by the Board pursuant to the provisions of this Plan.

     "Option Stock" with respect to a Participant, means any Common Stock issued to such Participant upon exercise of any Options granted hereunder. For all purposes of this Plan, Option Stock will continue to be Option Stock in the hands of any holder other than a Participant (except for the Company and purchasers pursuant to a Public Sale), and each such other holder of Option Stock will succeed to all rights and obligations attributable to such Participant as a holder of Option Stock hereunder. Option Stock will also include shares of the Company's capital stock issued with respect to shares of Option Stock by way of a stock split, stock dividend or other recapitalization.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means any underwritten sale of Common Stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided, that the following shall not be considered a Public Offering: (i) any issuance of Common Stock as consideration or financing for a merger or acquisition and (ii) any issuance of Common Stock or rights to acquire Common Stock to employees of the Company or its Subsidiaries as part of an incentive or compensation plan.

     "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public through a broker, dealer or market maker pursuant to Rule 144 promulgated under the Securities Act.

     "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company and certain of its stockholders, as amended, restated or otherwise modified from time to time.

     "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership,

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association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Termination Date" means the date on which a Participant is no longer employed by the Company or any of its Subsidiaries for any reason.

     "Transfer" means any direct or indirect sale, transfer, assignment, pledge, encumbrance or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law, including to the Company or any of its Subsidiaries) of any interest.

     4.   Grant of Options.

     (a) The Board shall have the right and power to grant to any Participant, at any time prior to the termination of this Plan, Options in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Options granted under this Plan shall be in the forms described in this Section 4, or in such other form or forms as the Board may determine, and shall be subject to such additional terms and conditions and evidenced by grant agreements (each, an "Option Agreement"), if any, as shall be determined from time to time by the Board. Except as otherwise set forth in an Option Agreement between the Company and any Participant, Options shall be subject to all of the terms and conditions contained in this Plan.

     (b)  Time Options.

          (i) A "Class A Common Option" shall entitle a Participant to purchase from the Company one or more shares of Class A Common and shall have an exercise price per share as determined by the Board and evidenced in such Participant's Option Agreement (the "Class A Common Option Price").

          (ii) A "Class L Common Option" shall entitle a Participant to purchase from the Company one or more shares of Class L Common and shall have an exercise price per share as determined by the Board and evidenced in such Participant's Option Agreement (the "Class L Common Option Price").

          (iii) Class A Common Options and Class L Common Options are referred to herein as "Time Options," and the shares issued upon exercise of the Class A Common Options or the Class L Common Options are referred to herein as "Time Option Shares." The number of Time Option Shares, the Class A Common Option Price and the Class L Common Option Price will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company that occurs subsequent to the date of grant. The Time Options (whether vested or unvested) will expire on the earlier of the tenth anniversary of the date of grant (the "Expiration Date") or the respective Participant's Termination Date; provided, that any portion of the Time Options that has not vested and become exercisable prior to the Termination Date shall expire on the Termination Date and may not be exercised under any circumstance; provided, further, that any portion of the Time Options that has vested and become exercisable prior to the

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     Termination Date will expire on the earlier of (i) 90 days after the
     Termination Date and (ii) the Expiration Date. Time Options are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

          (iv) Exercisability. The Class A Common Options and Class L Common Options will vest, and thus become exercisable as set forth in the Option Agreement between the Company and the Participant, or, in the absence of such a term in such agreement, on each date set forth below with respect to the cumulative percentage of Time Option Shares issuable upon each of the Class A Common Options and the Class L Common Options set forth opposite such date if the respective Participant is, and has been, continuously employed by the Company or any of its Subsidiaries from the date of grant through such date:

                                                  Cumulative Percentage
                                                 of Class A Common Options
                                                and Class L Common Options
                    Date                          Exercisable and Vested
     -----------------------------------        --------------------------
     First anniversary of date of grant                                 20%
     Second anniversary of date of grant                                40%
     Third anniversary of date of grant                                 60%
     Fourth anniversary of date of grant                                80%
     Fifth anniversary of date of grant                                100%

          (v) Vesting of Time Option Shares. Time Option Shares shall be fully vested immediately upon exercise of the Time Option with respect thereto.

          (vi) Procedure for Exercise. At any time after all or any portion of the Time Options have become vested and exercisable with respect to any Time Option Shares and prior to their expiration, a Participant may exercise all or a portion of his or her Time Option with respect to the Time Option Shares which have become vested and exercisable by delivering written notice of exercise to the Company (an "Exercise Notice") together with (i) a written acknowledgment that such Participant has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to such Participant regarding the Company and (ii) payment in full by delivery of a cashier's, certified check or wire transfer in the amount equal to the product of the Option Price multiplied by the number of Time Option Shares to be acquired plus the amount of any additional federal and state income taxes required to be withheld by reason of the exercise of the Time Option, except as otherwise may be permitted by the Company pursuant to Sections 12 and 13 below. A Participant must exercise Class A Common Options to acquire nine shares of

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     Class A Common for every one share of Class L Common acquired through the exercise of Class L Common Options and Class L Common Options to acquire one share of Class L Common for every nine shares of Class A Common acquired through the exercise of Class A Common Options. As a condition to any exercise of a Time Option, a Participant will permit any of the Company and its Subsidiaries to deliver to him or her all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable such Participant to make an informed investment decision.

          (vii) Class L Common Option Exercise. Each share of Class L Common issued upon exercise of any Class L Common Option shall be deemed to have accrued and unpaid yield as of the date of exercise as if such share of Class L Common had been issued on the date the Class L Common Option was issued hereunder (which in the case of any Class L Common Options issued in the first grant of Time Options hereunder shall be deemed to have been October 30, 2003).

     (c) Representations upon Exercise. In connection with any exercise of Options, Participant shall make such customary investment representations as the Company may require and Participant shall execute such documents necessary for the Company to perfect exemptions from registration under federal and state securities laws as the Company may reasonably request.

     5. Non-Transferability of Options. The Options are personal to a Participant and are not Transferable by such Participant. Only a Participant or his estate or heirs is entitled to exercise the Options. The Transfer of Option Stock will be subject to restrictions in the Option Agreement.

     6. Stockholders Agreement. Upon exercise of any Time Option granted hereunder, Participant, if not already a party thereto, shall execute and deliver to the Company a joinder to the Stockholders Agreement in form and substance satisfactory to the Company agreeing to be bound by the terms and conditions thereof. Participant accepts, acknowledges, and agrees that the Option Stock issued upon exercise of any Time Options is subject to the terms and conditions of the Stockholders Agreement, including the restrictions on transfer contained therein.

     7. Limitation on the Aggregate Number of Shares. The number of shares of Common Stock issued under this Plan (including the number of shares of Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 14,971,572 shares of Class A Common and 1,663,508 shares of Class L Common (as such numbers are equitably adjusted pursuant to the terms hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued upon exercise of Options are repurchased by the Company, such shares shall again be available under this Plan for reissuance as Option Stock. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

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     8.   Holdback Agreement. Participant shall not effect any public sale or distribution (including sales pursuant to Rule 144) of any Option Stock, during the 7 days prior to and the 180 days after the effective date of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

     9. Public Offering. In the event that the Board and the holders of a majority of the shares of Common Stock then outstanding approve an initial Public Offering, the holders of Option Stock will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Option Stock will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange.

     10. Listing, Registration and Compliance with Laws and Regulations. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

     11. Purchaser Representative. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), as a condition to participation in such sale (whether or not obligated to so participate pursuant to the provisions of the Stockholders Agreement or otherwise), the holders of Option Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Option Stock appoints a purchaser

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representative designated by the Company, the Company will pay the fees of such purchaser representative; but if any holder of Option Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative and such holder will be responsible for the fees of the purchaser representative so appointed.

     12. Cash Payments Upon Exercise. Upon the written request of the holder of exercisable Options, the Board may in its sole discretion provide that such holder shall, as soon as practicable after the exercise of the Options, receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board and such holder may agree but not more than the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

     13. Cashless Exercise. At the discretion of the Board, a Participant may be permitted to acquire Common Stock upon the exercise of Options without the payment in cash or by promissory note of the exercise price therefor pursuant to a cashless exercise of such Options, which cashless exercise shall be effectuated by the surrender and termination by such Participant of a number of shares of Option Stock for which the aggregate difference between the exercise price of such Options to acquire such Option Stock and the Fair Market Value of the Common Stock underlying such Options equals the aggregate exercise price of Options for the number of Common Stock to be issued to the Participant; provided, that the total number of Options which are then vested and exercisable by such Participant shall be at least equal to the sum of the number of Options being so surrendered and terminated plus the number of Options for the Common Stock to be issued to the Participant.

     14. Adjustment for Change in Common Stock. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board may in its discretion make such changes as it deems appropriate in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

     15. Taxes. The Company shall be entitled, if necessary or desirable, to withhold (or secure payment from the Plan participant in lieu of withholding) the amount of any withholding or other tax due from the Company or any subsidiary with respect to any amount payable and/or shares issuable under this Plan, and the Company or any subsidiary may defer such payment or issuance unless indemnified to its satisfaction.

     16. Termination and Amendment. The Board at any time may suspend or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to an express provision hereof, or (b) extend the term of this Plan; provided, that, subject to Section 10 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after October 30, 2013.

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     17.  Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, that any such Board member shall be entitled to the indemnification rights set forth in this Section 17 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and provided, further, that upon the institution of any such action, suit or proceeding a Board member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

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